2

              Please file this Statement of Additional Information
                         Supplement with your records.


                              STRONG INDEX 500 FUND


     Supplement to the Statement of Additional Information dated May 1, 2004

Effective January 1, 2005, R. Michael Parker and Dana J. Russart are added to the Directors and Officers table, as shown below, and Richard W. Smirl, Gilbert
L. Southwell, and Thomas M. Zoeller are deleted from the table.

------------------------- ------------------ ----------------- ---------------------------- -----------------
                                             Date First
                                             Elected or                                     Certain Other
                          Positions Held     Appointed to      Principal Occupations        Directorships
Name, Address, and Age    With Funds         Office            During Past 5 Years          Held
------------------------- ------------------ ----------------- ---------------------------- -----------------
R. Michael Parker         Chief Compliance   August 2004       Senior Compliance Examiner   None
P.O. Box 2936             Officer                              with the United States
Milwaukee, WI 53201                                            Securities and Exchange
Age 59                                                         Commission from April 1970
                                                               to April 2004.
------------------------- ------------------ ----------------- ---------------------------- -----------------
Dana J. Russart           Vice President     January 2005      Vice President of Strong     None
P.O. Box 2936                                                  Financial Corporation
Milwaukee, WI  53201                                           since December 2002;
Age 46                                                         Secretary of Strong
                                                               Investor Services, Inc.
                                                               since December 2004; Vice
                                                               President of Strong
                                                               Investments, Inc. since
                                                               December 1998; Director of
                                                               Retail Marketing of Strong
                                                               Financial Corporation from
                                                               May 1997 to December 2002.
------------------------- ------------------ ----------------- ---------------------------- -----------------

Effective January 1, 2005, the second paragraph of the "Code of Ethics" subsection beginning on page 23 is deleted and replaced with the following:

     The Fund and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Fund and the Distributor. Access Persons include every Director and officer of the Fund and the Distributor, and will include those employees of the Administrator and the Distributor who have access to information relating to the purchase or sale of securities by the Fund. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Distributor's other clients ahead of their own.

     The Code requires Access Persons (other than the Fund Directors) to, among other things, pre-clear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through an electronic account. The Code also requires Access Persons to annually report all securities transactions, including transactions in shares of Strong Funds. The Code, which applies to all Access Persons (other than the Fund Directors), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Fund. Finally, the Code provides for a trading "black out" period of seven calendar days prior to and after the purchase or sale of the same or equivalent security by the Fund, with the exception of those purchases or sales deemed as, and defined by the Code as, program trades. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.

     The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:

          o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
          o Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
          o Fund compliance with applicable governmental laws, rules and regulations;
          o The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officer's Code; and
          o    Accountability for adherence to this Officers' Code.

Effective January 1, 2005, the paragraph under "INDEPENDENT AUDITORS" is deleted and replaced with the following:

     Effective November 1, 2004, KPMG, LLP, 303 East Wacker Drive, Chicago, IL 60601-5212 are the independent auditors for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


              The date of this statement of additional information
                         supplement is January 3, 2005.





RT48480 01-05                                               INDX105/WH4164 01-05